UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 1, 2017

Simmons First National Corporation
(Exact Name of Registrant as Specified in Charter)

Arkansas	0-6253	71-0407808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Main Street, Pine Bluff, Arkansas 71601
(Address of Principal Executive Offices) (Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2017, the board of directors (“Board”) of Simmons First National Corporation (“Corporation”) approved the appointments of Tom Purvis and Russell Teubner as directors of the Corporation.  Messrs. Purvis and Teubner fill the two vacancies created by the increase in the size of the Board to fifteen members, which was approved by the Corporation’s shareholders on October 18, 2017.

Mr. Purvis previously served as a director of First Texas BHC, Inc., which the Corporation acquired on October 19, 2017.  He is a real estate broker and president of Continental Real Estate, Inc., a Texas-based commercial real estate company.  He also serves as managing partner to a portfolio of real estate assets and consulting ventures.  Mr. Purvis is a member of the boards of directors of Streams & Valleys Inc. and the Fort Worth Zoo.  He attended the business school at the University of Texas and graduated from Texas Christian University.

Mr. Teubner previously served as a director of Southwest Bancorp, Inc., which the Corporation acquired on October 19, 2017.  He is the founder and chief executive officer of HostBridge Technology, LLC, an Oklahoma-based technology firm.  He previously served as president of Esker, Inc. and as director of Esker Software.  Mr. Teubner is a director for the OSU Center for Innovation and Economic Development and an advisory council member for the OSU Museum of Art.  He is a graduate of Oklahoma State University.

Item 8.01. Other Events.

On November 3, 2017, the Corporation issued a press release announcing the appointments of Messrs. Purvis and Teubner to the Board.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1          Press Release issued by the Corporation on November 3, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simmons First National Corporation

Date: November 3, 2017	By:	/s/ Robert A. Fehlman
Robert A. Fehlman
Senior Executive Vice President, Chief Financial Officer and Treasurer